Asset Impairments and Transactions	12 Months Ended
Dec. 31, 2022
Asset Impairments and Transactions
Asset Impairments and Transactions

16. Asset Impairments and Transactions

No indicators of impairment or reversals of impairment were identified at December 31, 2022.

Oil Sands

Fort Hills assets:

During the fourth quarter of 2022, the company entered into an agreement to acquire Teck Resources Limited’s (Teck) 21.3% interest in the Fort Hills Project (Fort Hills) and its associated sales and logistics agreements for $1.0 billion, subject to working capital and other closing adjustments. Subsequent to the fourth quarter of 2022, TotalEnergies EP Canada Ltd. provided notice of the exercise of its contractual right of first refusal to acquire from Teck a 6.65% interest in Fort Hills, which reduced the amount of working interest available for Suncor to purchase. As a result, on February 2, 2023, Suncor completed the acquisition of an additional 14.65% working interest in Fort Hills for $688 million, before working capital and other closing adjustments, bringing the company’s and its affiliate’s total aggregate working interest in Fort Hills to 68.76%. Due to the limited time between the acquisition and the preparation of these consolidated financial statements, the timing of closing adjustments, the value of the assets acquired and the liabilities assumed on the acquisition were not finalized to complete the purchase price allocation.

Prior to entering the agreement with Teck, the company also updated its long-range plan for Fort Hills, which incorporated lower gross production and increased operating costs per barrel for the next three years. Management considered these indicators of impairment and performed an asset impairment test using recoverable amounts based on fair value less costs of disposal. An impairment charge of $2.6 billion (net of taxes of $0.8 billion) was recognized on its share of Fort Hills in the Oil Sands segment in the third quarter of 2022. An expected cash flow approach with the following asset specific assumptions (Level 3 fair value inputs note 27) were applied:

●	Western Canada Select (WCS) price forecast of US$69.00/bbl in 2023, US$62.00/bbl in 2024, and an average price of US$50.00/bbl between 2025 and 2031, escalating at 2% per year thereafter over the life of the project up to 2060, adjusted for asset-specific location and quality differentials;
●	the company’s share of production ranging from 87,000 to 106,000 bbls/d over the life of the project;
●	cash operating costs averaging approximately $25.00/bbl over the life of the project (expressed in real dollars), which reflects operating, selling and general expenses adjusted for non-production costs, including share-based compensation, research costs, and excess power revenue;
●	foreign exchange rate of US$0.76 per one Canadian dollar; and
●	risk adjusted discount rate of 8.25% (after-tax).

The recoverable amount of the Fort Hills cash generating unit (CGU) was $2.8 billion (net of taxes) as at September 30, 2022. The recoverable amount estimate is most sensitive to price and discount rate. A 5% average decrease in price over the life of the project would have resulted in an additional impairment charge of approximately $1.0 billion (after-tax) on the company’s share of the Fort Hills assets. A 1% increase in the discount rate would have resulted in an additional impairment charge of approximately $0.2 billion (after-tax) on the company’s share of the Fort Hills assets.

Exploration and Production

White Rose assets:

In the second quarter of 2022, the company announced that concurrent with the decision to restart the West White Rose project by the joint venture owners, Suncor increased its ownership in the White Rose asset by 12.5% to approximately 39% (previously approximately 26%). The decision to restart was driven by a revised royalty structure and development plan. The company received $38 million (net of taxes of $12 million) in cash consideration to acquire the additional working interest, which was primarily allocated to the asset retirement obligation and property, plant and equipment of the project. As a result of these events, during the second quarter of 2022, the company performed an impairment reversal test on the White Rose CGU as the recoverable amount of this CGU was sensitive to the restart decision. The impairment reversal test was performed using a recoverable amount based on the fair value less cost of disposal. An expected cash flow approach was used with the key assumptions discussed below (Level 3 fair value inputs note 27).

As a result of the impairment reversal test, the recoverable amounts were determined to be greater than the carrying values of the White Rose CGU and the company recorded an impairment reversal of $542 million (net of taxes of $173 million) on its previous share of the White Rose assets in the Exploration and Production segment. The recoverable amount was determined based on the following asset-specific assumptions:

●	Brent price forecast of US$85.00/bbl in 2023, US$68.00 in 2024 and US$69.00 in 2025, escalating at 2% per year thereafter over the life of the project to 2038 and adjusted for asset-specific location and quality differentials;
●	anticipated first oil for the West White Rose project in the first half of 2026 and the company’s share of production of approximately 9,800 bbls/d (based on its previous working interest of approximately 26%) over the life of the project;
●	the company’s share of future capital expenditures of $1.5 billion, including the West White Rose expansion; and
●	risk-adjusted discount rate of 9.0% (after-tax).

Norway assets:

During the third quarter of 2022, the company completed the sale of its Norway assets, including its 30% working interest in Oda and its 17.5% working interest in the Fenja Development Joint Operations, for net proceeds of $297 million (net of cash disposed of $133 million), resulting in a $65 million loss including foreign exchange impacts. The company completed the sale on September 30, 2022. The Norway assets are reported in the Exploration and Production segment.

In the second quarter of 2022, the company reclassified the assets and liabilities related to its Norway operations as assets held for sale and performed an impairment test on the Norway assets held for sale as at June 30, 2022. The impairment test was performed using the lower of its carrying amount and fair value less costs to sell (Level 2 fair value inputs note 27). As a result of the impairment test, the company recorded a $47 million charge related to the impairment on its share of the Norway operations, net of a $23 million deferred tax adjustment associated with the assets held for sale.

Asset Impairments and Transactions in 2021

Oil Sands

Fort Hills assets:

During the fourth quarter of 2021, the company performed an asset impairment test on its Fort Hills CGU due to changes in its mine plan. The impairment test was performed using recoverable amounts based on fair value less cost of disposal. An expected cash flow approach was used with the following asset-specific assumptions (Level 3 fair value inputs note 27):

●	WCS price forecast of US$55.00/bbl in 2022, US$54.57/bbl in 2023, and an average price of US$50.86/bbl between 2024 and 2031, escalating at 2% per year thereafter over the life of the project up to 2058, adjusted for asset-specific location and quality differentials;
●	the company’s share of production ranging from 94,000 to 111,000 bbls/d over the life of the project;
●	cash operating costs averaging $22.00/bbl to $23.00/bbl over the life of the project (expressed in real dollars), which reflects operating, selling and general expenses adjusted for non-production costs, including share-based compensation, research costs, and excess power revenue;
●	foreign exchange rate of US$0.80 per one Canadian dollar; and
●	risk-adjusted discount rate of 7.5% (after-tax).

Factors including an improved WCS price forecast in the next two years and optimization of the mine plan to exclude certain high strip ratio zones were offset by higher operating and capital costs. The recoverable amount of the Fort Hills CGU was $5.5 billion as at December 31, 2021, which indicated that no impairment loss or reversal was required.

The recoverable amount estimate is most sensitive to price and discount rate. A 5% average decrease in price over the life of the project would have resulted in an impairment charge of approximately $1.0 billion (after-tax) on the company’s share of the Fort Hills assets. A 1% increase in the discount rate would have resulted in an impairment charge of approximately $0.5 billion (after-tax) on the company’s share of the Fort Hills assets.

Exploration and Production

Terra Nova assets:

During the third quarter of 2021, the company finalized an agreement with the co-owners of the Terra Nova Project to restructure the project ownership and move forward with the Asset Life Extension Project. The agreement increased the company’s working interest to 48% (previously approximately 38%) and includes royalty and financial support from the Government of Newfoundland and Labrador. The company received $26 million (net of taxes of $8 million) in cash consideration to acquire the additional 10% working interest, which was primarily allocated to the asset retirement obligation and property, plant and equipment of the project. As a result of these events, during the third quarter of 2021, the company performed an impairment reversal test on the Terra Nova CGU as the recoverable amount of this CGU was sensitive to the financial support from the Government of Newfoundland and Labrador and revised royalty structure resulting in increased profitability and economic value. The impairment reversal test was performed using recoverable amounts based on the fair value less cost of disposal. An expected cash flow approach was used with the key assumptions discussed below (Level 3 fair value inputs note 27).

As a result of the impairment reversal test, the recoverable amounts were determined to be greater than the carrying values of the Terra Nova CGU and the company recorded an impairment reversal of $168 million (net of taxes of $53 million) on its share of the Terra Nova assets in the Exploration and Production segment in the third quarter of 2021. In addition to the financial support from the government, the recoverable amount was determined based on the following asset-specific assumptions:

●	Brent price forecast of US$65.00/bbl in 2023 and US$68.00/bbl in 2024, escalating at 2% per year thereafter over the life of the project to 2033 and adjusted for asset-specific location and quality differentials;
●	the anticipated return to operations before the end of 2022 and the company’s share of production of approximately 6,000 bbls/d (based on its previous 38% working interest) over the life of the project; and
●	risk-adjusted discount rate of 9.0% (after-tax).

The recoverable amount of the Terra Nova CGU was $177 million as at September 30, 2021.

No indicators of impairment or reversals of impairment were identified as at December 31, 2021.

United Kingdom assets:

During the fourth quarter of 2021, the company completed the sale of its 26.69% working interest in the Golden Eagle Area Development, reported within the Exploration and Production segment, for gross proceeds of US$250 million net of closing adjustments and other closing costs, resulting in a gain on sale of $227 million ($227 million after-tax). The company recognized US$50 million of contingent consideration in 2022 related to the asset disposal.